                 THE EMERGING MARKETS FLOATING RATE FUND INC.

                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                   May 22, 2001



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of The Emerging Markets Floating Rate Fund Inc. (the "Fund") will be held at 7 World Trade Center, Downtown Conference Center, New York, New York, on Tuesday, June 26, 2001, at 3:30 p.m., New York time, for the purposes of considering and voting upon:

       1. The election of directors (Proposal 1);

       2. Any other business that may properly come before the meeting.

     The close of business on May 9, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary



   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                            REGISTRATION                                        VALID SIGNATURE
-------------------------------------------------------------------   -----------------------------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ..................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ..................................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ..............................   John Doe, Trustee

   TRUST ACCOUNTS
   ---------------
   (1) ABC Trust ..................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 .......................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ..............................................   John B. Smith, Jr., Executor

                 THE EMERGING MARKETS FLOATING RATE FUND INC.

                 7 WORLD TRADE CENTER NEW YORK, NEW YORK 10048


                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Floating Rate Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 7 World Trade Center, Downtown Conference Center, New York, New York, on Tuesday, June 26, 2001 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 22, 2001. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors. The close of business on May 9, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On May 9, 2001, there were 4,275,112 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     PIMCO Advisors L.P. ("PIMCO Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class III Director to hold office until the year 2004 Annual Meeting of Stockholders, or thereafter when his respective successor is duly elected and qualified. The terms of office of the Class I Directors and the Class II Directors expire at the Annual Meetings of Stockholders in the years 2002 and 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominee named below. The nominee for election is currently a member of the Fund's Board of Directors but has not yet been elected a director by the Fund's stockholders. The nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a director emeritus* of the Fund. Mr. William D. Cvengros resigned as Director of the Fund. The Fund represents that Mr. Cvengros did not resign due to any disagreement with management in connection with the management of the Fund's affairs.

     The following table provides information concerning the nominee for election as a director of the Fund:



                                                                                            COMMON STOCK
                                                                                         BENEFICIALLY OWNED,
                                                                                             DIRECTLY OR
                                                                                           INDIRECTLY, ON
                                                                                          FEBRUARY 28, 2001
                                                                      DIRECTOR          --------------------
    NOMINEE AND PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS        SINCE      AGE        SHARES (A)
    -----------------------------------------------------------      ---------   ----   --------------------
NOMINEE TO SERVE UNTIL THE YEAR 2004 ANNUAL MEETING OF
 STOCKHOLDERS
CLASS III DIRECTORS
Stephen J. Treadway**, Co-Chairman; Chairman and                     2000        53              0
 President of PIMCO Funds Distributors LLC ("PFD")
 since May 1996. Formerly employed by Salomon
 Smith Barney Inc.

   DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
   ---------------------------------------------------------------
DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING
 OF STOCKHOLDERS
CLASS II DIRECTORS
Heath B. McLendon**, Co-Chairman; Managing Director,                 1998        67             159
 Salomon Smith Barney Inc. ("SSB"), President and
 Director, Smith Barney Fund Management LLC ("SBFM")
 and Travelers Investment Adviser, Inc. ("TIA")
Leslie H. Gelb, Member of the Audit Committee; President,            1994        64             100
 The Council on Foreign Relations; formerly, Columnist,
 Deputy Editorial Page Editor and Editor, Op-Ed Page, The
 New York Times.

----------

* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

** "Interest person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The following table provides information concerning the remaining directors of the Fund:


                                                                                          COMMON STOCK
                                                                                       BENEFICIALLY OWNED,
                                                                                           DIRECTLY OR
                                                                                         INDIRECTLY, ON
                                                                                        FEBRUARY 28, 2001
                                                                    DIRECTOR          --------------------
 DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS      SINCE      AGE        SHARES (A)
----------------------------------------------------------------   ---------   ----   --------------------
DIRECTORS SERVING UNTIL THE YEAR 2002 ANNUAL MEETING OF
 STOCKHOLDERS
CLASS I DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J.           1994        63             200
 Braker Professor of Commercial Law and formerly Dean,
 The Fletcher School of Law & Diplomacy, Tufts University.
Riordan Roett, Member of Audit Committee; Professor and            1995        62              0
 Director, Latin American Studies Program, Paul H. Nitze
 School of Advanced International Studies, John Hopkins
 University.

----------

(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.


     Each of the nominees and directors also serve as a director of certain other registered investment companies, as described below. Mr. McLendon also serves as director of eleven investment companies advised by SBAM, five other investment companies advised by both PIMCO Advisors and SBAM, forty-three investment companies managed and/or administered by SBFM, six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Treadway also serves as a director for five other investment companies co-advised by PIMCO Advisors and SBAM and three other investment companies advised by PIMCO Advisors and one of its affiliates. Messrs. Gelb and Salacuse and Dr. Roett are directors of five other investment companies advised by both PIMCO Advisors and SBAM. Mr. Salacuse and Dr. Roett are also directors of four other investment companies advised by SBAM. Messrs. Salacuse and Gelb also serve as directors of two other investment companies advised by Advantage Advisers, Inc. Mr. Salacuse serves as a director of one other investment company advised by CIBC Oppenheimer Advisers L.L.C. ("CIBC Advisers"). Mr. Gelb serves as a director of one other registered investment company advised by CIBC Advisers and TDA Capital Partners.

     At February 28, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,930,199 shares, equal to approximately 92% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. McLendon and Treadway, the current executive officers of the Fund are:

                                                                       OFFICER
           NAME                        OFFICE                     AGE   SINCE
           ----                        ------                     ---   -----
  Peter J. Wilby          Executive Vice President                 42    1994
  Thomas K. Flanagan      Executive Vice President                 48    1994
  James E. Craige         Executive Vice President                 33    1999
  Newton B. Schott, Jr.   Executive Vice President                 58    1997
  Lewis E. Daidone        Executive Vice President and Treasurer   43    1998
  Christina T. Sydor      Secretary                                50    1998

     Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has also been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, Mr. Flanagan was a Director of SBAM and SSB since July 1991. Mr. Craige has also been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB since May 1992. Mr. Schott has also served as Senior Vice President of PIMCO Advisors since January 1997. He also serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May, 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone has also been a Managing Director of SSB since 1990. He is a Director and Senior Vice President of SBFM and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor is also a Managing Director of SSB. She is General Counsel of SBFM and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.


     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended February 28, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000, a copy of which is attached to this Proxy Statement as Exhibit A.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on April 20, 2001, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 28, 2001. The Fund's Audit Committee is currently composed of Messrs. Gelb and Salacuse and Dr. Roett.

     During the fiscal year ended February 28, 2001, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he/she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended February 28, 2001. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during the fiscal year ended February 28, 2001 to Messrs. McLendon and Treadway who are "interested persons" as defined in the 1940 Act.




                                                                        TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                            AGGREGATE COMPENSATION FROM THE FUND FOR       ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS            THE FISCAL YEAR ENDED FEBRUARY 28, 2001          THE CALENDAR YEAR ENDED 12/31/00
-------------------------- ------------------------------------------  ---------------------------------------------
                                                                                      DIRECTORSHIPS(A)
Leslie H. Gelb ...........                   $9,200                                     $  44,600(6)
Jeswald W. Salacuse ......                   $9,200                                     $  77,900(10)
Dr. Riordan Roett ........                   $9,200                                     $  82,900(10)

----------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, PIMCO Advisors and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended February 28, 2001.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. Fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended February 28, 2001 were $38,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO and entities controlled by or affiliated with SBAM and PIMCO that provide services to the Fund for the fiscal year ended February 28, 2001 were $0. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHERS FEES. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by PwC to the Fund, SBAM, PIMCO and entities controlled by or affiliated with SBAM and PIMCO that provide services to the Fund for the fiscal year ended February 28, 2001 were $3,860,800. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2002 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than January 22, 2002. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's Proxy Statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Emerging Markets Floating Rate Fund Inc., 7 World Trade Center, New York, New York 10048) during the period from March 29, 2002 to April 29, 2002.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended February 28, 2001 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


May 22, 2001

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Fund's accounting and financial reporting principles and policies and audit controls and procedures;

    2. in its oversight of the Fund's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. The management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

    The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

    The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

   1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

   2. to review the fees charged by the outside auditors for audit and non-audit services;

   3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

   4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

   5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

   6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       o deficiencies noted in the audit in the design or operation of internal controls;

       o consideration of fraud in a financial statement audit;

       o detection of illegal acts;

       o the outside auditors' responsibility under generally accepted auditing standards;

       o significant accounting policies;

       o management judgments and accounting estimates;

       o adjustments arising from the audit;

       o the responsibility of the outside auditors for other information in documents containing audited financial statements;

       o disagreements with management;

       o consultation by management with other accountants;

       o major issues discussed with management prior to retention of the outside auditors;

       o difficulties encountered with management in performing the audit;

       o the outside auditors' judgments about the quality of the entity's accounting principles; and

       o reviews of interim financial information conducted by the outside auditors; and

   7. with respect to reporting and recommendations, to discuss with the Fund's General Counsel any significant legal matters may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries received from governmental agencies;

   8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

   9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

  10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                  THE EMERGING MARKETS FLOATING RATE FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Floating Rate Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, Downtown Conference Center, New York, New York on Tuesday, June 26, 2001, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.

                          (CONTINUED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                  THE EMERGING MARKETS FLOATING RATE FUND INC.


                                 JUNE 26, 2001



                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


   ------  PLEASE MARK YOUR
A    X     VOTES AS IN THIS
   ------  EXAMPLE.


                                         WITHHOLD
1. ELECTION      FOR NOMINEE        AUTHORITY TO VOTE
   OF          LISTED AT RIGHT         FOR NOMINEE
   DIRECTORS      --------              ----------
                                                    NOMINEE: Stephen J. Treadway

                  --------              ----------

2.  Any other business that may properly come before the meeting.


                                               -----------

            I will be attending the meeting.

                                               ------------



Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting of any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.


SIGNATURE                                 DATE        ,  2001
          -------------------------            -------


SIGNATURE                                 DATE        ,  2001
          -------------------------            -------
               IF JOINTLY HELD


NOTE: Please sign this proxy exactly as your name appears on this Proxy.
      If joint owners, EITHER may sign this Proxy. When signing as executor, administrator, trustee, or guardian, please give full title as such.